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                     CONSENT OF T.J. SMITH & COMPANY, INC.

  We hereby consent to the use of our report dated February 13, 2002 regarding Torch Energy Royalty Trust and to the reference to our firm included in this Form 10-K.


                                  T.J. SMITH & COMPANY, INC.


                                  By:  /s/ T. J.  Smith
                                      -----------------


Houston, Texas
March 25, 2002